Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER,

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard S. Swartz, Jr., Chief Executive Officer and President of MYR Group Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)           The Quarterly Report on Form 10-Q for the quarter and six months ended June 30, 2020 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)           The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 29, 2020	/s/ RICHARD S. SWARTZ, JR.

Chief Executive Officer and President